Post balance sheet events	12 Months Ended
Jun. 30, 2026
Post balance sheet events
Post balance sheet events

24.Post balance sheet events

On 1 July 2026, the Company implemented an internal corporate reorganization pursuant to which Tempiute Inc. was incorporated as a wholly owned subsidiary of the Company and BFM Resources Inc. and Pilot Metals Inc. were merged, with Pilot Metals Inc. as the surviving entity.

On 7 July 2026, the Company announced that it had entered into a strategic partnership with the Montana Mining Association, in collaboration with Montana Technological University and the U.S. Army Research Laboratory, to advance a domestic tungsten mining and recovery pilot programme for U.S. defence applications.

On 14 July 2026, the Company announced exploration results across our non-core portfolio, including at the newly staked Cinch, Pilot North and White Elephant.

On 17 July 2026, the Company implemented previously approved share option arrangements with certain directors, granting an aggregate of 681,817 new options over ordinary shares: (i) an option over 400,000 ordinary shares granted to Dr. Mark Thorpe at an exercise price of £2.55 per share pursuant to the terms agreed on his appointment, with 100,000 vesting on grant and 300,000 vesting on 21 November 2026, and a life to expiry of three years from the date of grant; (ii) an option over 100,000 ordinary shares granted to Michael X. Schlumpberger at an exercise price of £1.31 per share, being the balance of the 400,000 options agreed on his November 2025 appointment (an option over 300,000 ordinary shares having been granted in December 2025), with 50% vesting on grant and 50% vesting on 24 December,2026; and (iii) an enterprise management incentive option over 181,817 ordinary shares granted to Oliver Friesen at an exercise price of 10.75 pence per share. In addition, the Company extended the exercise period of the option over 2,104,859 ordinary shares granted to Mr. Friesen under the EMI Option Deed dated 3 May 2023 by five years to 3 May 2031 and agreed to indemnify Mr. Friesen for the net tax cost arising from such original options not qualifying as enterprise management incentive options, subject to a cap.

On 17 July 2026, the following purchases were made: (i) Mr. Starzecki purchased 5,500 ordinary shares as ADRs for a total of $10,494; (ii) Mr. Friesen purchased 20,000 ordinary shares for a total of £29,749.50; and (iii) Mr. Schlumpberger purchased 2,500 ordinary shares as ADRs for a total of $5,005.

On 23 July 2026, the Company’s wholly owned subsidiary Advance Tungsten Reserve, Inc., which was a dormant company, was dissolved.

On 17 August 2026, 3,989,027 ordinary shares were issued upon the exercise of warrants prior to their expiry, including ordinary shares deposited into the Company’s ADS facility in connection with such exercises.

On 25 August 2026, the Company entered into a collaboration agreement with Oritain, a global leader in forensic origin verification, to facilitate development of a database of origin fingerprints for tungsten, intended to support the development of provenance verification for tungsten for governments, industry and end consumers.

On September 14, 2026, we announced exploration results and related technical information from the Tremor Zone and the Good Hope Zone at Pilot Mountain.